February 12, 1999
Dear Fellow Shareholders,

          Enclosed is our semi-annual report to shareholders. We are very pleased to bring you these results. From April 1 through December 31, 1998, our Fund was ahead 23.8%, compared with the S&P 500 Index's gain of 11.5%. Even more dramatic was the performance of our fund when you add in the month of January 1999. In January alone, we were ahead 17.58%! That made us the 39th best performing fund of the 10,293 funds tracked by Morningstar! So, what does that mean in dollars and cents? An investment of $10,000 with our fund on April 1, 1998 was worth $14,557 on January 31, 1999, a 45.6% gain. The same investment in the S&P 500 Index was worth $11,606, a gain of 16%. The chart below is a timeline of the results.

               Chart of Performance of $10,000 from April 1, 1998
               To January 31, 1999 with the Marathon Fund compared
                       To the Standard & Poor's 500 Index

          We use old-fashioned investment techniques, selecting the best companies in the fastest growing industries. We avoid foreign companies, buying on margin, short selling, futures, options, and high portfolio turnover. We are investing for the 3-5 year period. While there are no guarantees about the future, we are proud that we have outperformed the S&P 500 Index and 95% or more of all mutual funds through January 31, 1999.

          We take this opportunity to remind you to fund your Individual Retirement Accounts before April 15, 1999. If you need forms or if you have any questions, please call us at 1-415-693-0800 or toll free at 1-888-88-BOYLE or by e-mail at MJBoyle@aol.com. We also remind to visit our web site
[www.boylefund.com] to read our daily commentary on the stock market and other matters.

                                        Sincerely yours,

                                        /s/ Michael /s/ Joanne
                                        _____________________
                                        Michael and Joanne Boyle

 Boyle Marathon Fund
                                           Schedule of Investments
                                      December 31,1998 (unaudited)

 Shares/Principal Amount                Market Value   % of Assets
 -----------------------                ------------   -----------

 Technology
   700    America Online                     108,587
 3,500    Applied Signal Technology *         37,625
 1,350    Cisco Systems Inc. *               125,297
 2,200    Dell Computer Corp. *              161,013
   500    Digital Microwave Corp *             3,422
   200    EMC Corporation *                   17,000
   500    Excite, Inc. *                      21,031
   100    Intel Corp.                         11,856
   300    Microsoft Corp. *                   41,606
   400    Quantum Corp. *                      8,500
                                           ---------
                                             535,937      37.17%
 Retail
 1,500    Gap Inc.                            84,187
 1,100    Home Depot Inc.                     67,306
   500    Preview Travel, Inc.*                9,219
   300    Rite Aid                            14,869
   800    Ross Stores, Inc.                   31,500
   200    Safeway Inc. *                      12,188
   400    Starbucks Corp. *                   22,450
   300    Walgreen Co.                         5,856
                                           ---------
                                             247,575      17.17%
 Pharmaceuticals
    50    Bristol Myers Squibb Co.             6,691
    50    Johnson & Johnson                    4,194
   500    Lilly, Eli & Co.                    44,437
 1,100    McKesson Corp.                      86,969
   250    Merck & Co. Inc.                    36,875
   300    Monsanto Co.                        14,100
   250    Pfizer Inc.                         31,250
   400    Warner Lambert Co.                  30,075
   300    Watson Pharmaceuticals, Inc.*       18,863
                                           ---------
                                             273,454      18.97%
 Financial Services
 2,000    E Trade Group *                     93,562
   100    Fedl National Mortgage Assoc.        7,400
 1,000    Hambrecht & Quist Group, Inc.*      22,250
 2,000    Pre-Paid Legal Services, Inc.*      66,000
 1,300    Robert Half International *         57,850
 1,500    Schwab (Charles) Corp.              84,281
   500    Silicon Valley Bancshares*           8,516
                                           ---------
                                             339,859      23.57%
 Cash and Equivalents
53,393    Fountain Square Treasury            53,393       3.70%

        Total Investments                  1,450,218     100.59%

        Other Assets Less Liabilities         (8,471)      -0.59%

        Net Assets - Equivalent to
        $12.17 per share on                1,441,747      100.00%

* Non-Income producing securites.

The acompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilites
     December 31, 1998 (unaudited)

Assets:
     Investment Securities at Market Value       1,450,218
          (Identified Cost - $1,084,093)
     Cash                                              100
     Receivables:
          Dividends and Interest                       486
     Other Assets                                    8,215
                                                 ---------
               Total Assets                      1,459,019
Liabilities
     Payables:
          Investment Securities Purchased                -
          Shareholder Distributions                      -
          Accrued Expenses                          17,271
                                                 ---------
               Total Liabilities                    17,271

Net Assets                                       1,441,748
Net Assets Consist of:
 Capital Paid In                                 1,164,957
 Undistributed Net Investment Income               (20,863)
 Accumulated Realized Gain (Loss)
  on Investments - Net                             (74,001)
 Unrealized Appreciation in Value of
  Investments Based on Identified Cost - Net       371,655
                                                 ---------
Net Assets, for 118,487 Shares Outstanding       1,441,748
Net Asset Value and Redemption Price
     Per Share ($1,441,748/118,487 shares)           12.17
Offering Price Per Share                             12.17


The acompanying notes are an integral part of the financial statements.

Statement of Operations
  For six months ending December 31, 1998 (unaudited)

Investment Income:
     Dividends                                       1,210
     Interest                                        1,269
                                                 ---------
          Total Investment Income                    2,479
Expenses
     Management Fees (Note 2)                        8,082
     Administration Fee                              5,388
     Audit                                           4,112
     Other expenses                                  1,551
     Organizational Costs                              992
                                                 ---------
          Total Expenses                            20,125

Net Investment Income                              (17,646)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments           (74,001)
     Distribution of Realized Capital Gains from
       other Investment Companies                        -
     Unrealized Gain (Loss) from Appreciation
       (Depreciation) on Investments               316,161
Net Realized and Unrealized Gain (Loss)
                                                 ---------
 on Investments                                    242,160

Net Increase (Decrease) in Net Assets
 from Operations                                   224,514

The acompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (unaudited)
                                                         7/1/98       2/23/98
                                                           to            to
                                                        12/31/98      6/30/98
                                                        --------      -------
From Operations:
     Net Investment Income                               (17,646)      (3,197)
     Net Realized Gain (Loss) on Investments             (74,001)           0
     Net Unrealized Appreciation (Depreciation)          316,161       55,494
                                                        --------      -------
     Increase (Decrease) in Net Assets from Operations   224,514       52,297
From Distributions to Shareholders
     Net Investment Income                                     0            0
     Net Realized Gain (Loss) from Security Transactions       0            0
                                                        --------      -------
     Net  Increase (Decrease) from Distributions               0            0
From Capital Share Transactions:
     Proceeds From Sale of  22,918 Shares                231,995      932,962
     Net Asset Value of 0 Shares Issued on Reinvestment
       of Dividends                                            0            0
     Cost of 0 Shares Redeemed                                 0            0
                                                        --------      -------
                                                         231,995      932,962

Net Increase  in Net Assets                              456,509      985,259
Net Assets at Beginning of Period                        985,259            0
Net Assets at End of Period                            1,441,768      985,259

The acompanying notes are an integral part of the financial statements.

Financial Highlights (unaudited)
Selected data for a share of common stock outstanding throughout the period:
                                                         7/1/98       2/23/98
                                                            to          to
                                                        12/31/98      6/30/98
                                                        --------      -------
Net Asset Value -
     Beginning of Period                                   10.31        10.00
Net Investment Income                                      (0.15)       (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)                              2.01         0.36
                                                        --------      -------
Total from Investment Operations                            1.86         0.31
Dividends
     (from net investment income)                           0.00         0.00
Distributions (from capital gains)                          0.00         0.00
Return of Capital                                           0.00         0.00
                                                        --------      -------
     Total Distributions                                    0.00         0.00
Net Asset Value -
     End of Period                                         12.17        10.31

Total Return *                                             36.08%        8.84%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                     1,442          985
Before reimbursments
   Ratio of Expenses to Average Net Assets*                 7.42%        6.59%
   Ratio of Net Income to Average Net Assets*              (6.51)%      (3.98)%
Portfolio Turnover Rate                                    20.79%        0.00%
Average commission per share                                0.06891      0.04404

*Annualized

The acompanying notes are an integral part of the financial statements.

Boyle Marathon Fund
                                              Notes to Financial Statements
                                              December 31, 1998 (unaudited)



1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in October 1997. The Fund's investment objective is long-term capital appreciation. The Fund intends to invest primarily in securities of companies in the high technology, financial services, pharmaceutical, and retail fields. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION:
  The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

  INCOME TAXES:
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES:
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Boyle Management and Research, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. Boyle Management and Research, Inc. receives from the fund as compensation for its administrative services an annual fee of 1.0% of the fund's net assets. Boyle Management and Research, Inc. has agreed to be responsible for payment of all operation expenses of the fund except for brokerage and commission expenses, expenses of the trustees who are not officers of the Investment Adviser, annual independent audit expenses and any extraordinary and non-recurring expenses. From time to time, Boyle Management and Research, Inc. may waive some or all of the fees and may reimburse expenses of the Fund.

Boyle Marathon Fund
                                              Notes to Financial Statements
                                              December 31, 1998 (unaudited)

3.)   RELATED PARTY TRANSACTIONS
  Certain owners of Boyle Management and Research, Inc. are also owners and/or directors of the Boyle Marathon Fund. These individuals may receive benefits from any management and or administration fees paid to the Advisor.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At  December  31,  1998 an indefinite number of shares of  capital  stock
  were   authorized,   and   paid-in  capital   amounted   to   $1,164,957.
  Transactions in common stock were as follows:

        Shares sold                              22,918
        Shares issued to shareholders in
          reinvestment of dividends                   0
                                                 22,918
        Shares redeemed
                                                      0
        Net Increase                             22,918
        Shares Outstanding:
        Beginning of Period
                                                 95,569
        End of Period                           118,487


5.)   PURCHASES AND SALES OF SECURITIES
  During the period six month period ending December 31, 1998, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $438,783 and $223,668 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of December 31, 1998.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at December 31, 1998 was the same as identified cost.
  At December 31, 1998, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                Appreciation    (Depreciation)   Net Appreciation
                                                    (Depreciation)
                    404,788          (33,133)           371,655